Exhibit 4.3

ADDITIONAL AUTHORIZED REPRESENTATIVE JOINDER AGREEMENT, dated as of June 3, 2016 (this “Joinder Agreement”), among the Additional Authorized Representative (as defined below), the Existing Authorized Representative (as defined below), Universal Health Services, Inc. (the “Borrower”), the other Grantors party hereto, and JPMorgan Chase Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”), as collateral agent for the Secured Parties.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Collateral Agreement, dated as of August 7, 2014, by and among the Borrower, the other Grantors party thereto, the Authorized Representatives and Collateral Agent (as amended, restated, modified, and/or supplemented from time to time, the “Collateral Agreement”).

The Companies and the other Grantors propose to issue or incur “Additional Lien Obligations” designated by the Borrower as such in accordance with Section 9 of the Collateral Agreement in an officers’ certificate delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional Lien Obligations”).

The Person identified in the signature pages hereto as the “Additional Authorized Representative” (the “Additional Authorized Representative”) will serve as the administrative agent, trustee or a similar representative for the holders of the Additional Lien Obligations with respect to the Borrower’s 5.000% Senior Secured Notes due 2026 (such holders constituting “Additional Lien Secured Parties”).

The Additional Authorized Representative wishes, in accordance with the provisions of the Collateral Agreement, to become a party to the Collateral Agreement and to acquire and undertake, for itself and on behalf of such Additional Lien Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.

The 2014 Trustee, as Authorized Representative for the existing 2022 Senior Notes and existing holders of the 2022 Senior Notes (in such capacity, the “Existing Authorized Representative”) wishes to confirm that it will act in such capacity for the holders of the additional 2022 Senior Notes being issued on the date hereof (the “Additional 2022 Senior Notes”).

Accordingly, the Additional Authorized Representative (for itself and on behalf of its Additional Lien Secured Parties), the Existing Authorized Representative (for itself and the holders of the 2022 Senior Notes), the Borrower and the other Grantors agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties:

SECTION 1.01. Accession to the Collateral Agreement. The Additional Authorized Representative hereby (a) accedes and becomes a party to the Collateral Agreement as an “Additional Authorized Representative,” (b) agrees, for itself and on behalf of its Additional Lien Secured Parties, to all the terms and provisions of the Collateral Agreement and (c) acknowledges and agrees that (i) the Additional Lien Obligations with respect to the Borrower’s 5.000% Senior Secured Notes due 2026 and Liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and such Additional Lien Secured Parties shall have the rights and obligations specified under the Collateral Agreement with respect to an “Authorized Representative” or a “Secured Party,” and shall be subject to and bound by the provisions of the Collateral Agreement.

SECTION 1.02. Representations and Warranties of the Additional Authorized Representative. The Additional Authorized Representative represents and warrants to the Collateral

Agent, the existing Authorized Representatives and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional Lien Documents relating to the Additional Lien Obligations with respect to the Borrower’s 5.000% Senior Secured Notes due 2026 provide that, upon the Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) such Additional Lien Obligations and liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and its Additional Lien Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Collateral Agreement.

SECTION 1.03. Confirmation of Existing Authorized Representative. By signing below, the Existing Authorized Representative agrees and confirms that (i) it is acting as Authorized Representative on behalf of the Additional 2022 Senior Notes and the holders of the Additional 2022 Senior Notes on the same basis that it is so acting for the existing 2022 Senior Notes and existing holders of the existing 2022 Senior Notes and (ii) the Additional 2022 Senior Notes shall be “2022 Senior Notes” under the Collateral Agreement and shall be subject to the same terms and provisions as the existing “2022 Senior Notes” under the Collateral Agreement. For the avoidance of doubt, the Existing Authorized Representative agrees and confirms that the Additional 2022 Senior Notes shall form a single class and shall constitute the same “Series” as the existing 2022 Senior Notes for all purposes under the Collateral Agreement and the 2014 Indenture.

SECTION 1.04. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third-party beneficiaries of, this Agreement.

SECTION 1.05. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.06. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.07. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Collateral Agreement. All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.2 to the Collateral Agreement.

SECTION 1.08. Expenses. The Borrower and the other Grantors, jointly and severally, agree to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

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IN WITNESS WHEREOF, the Additional Authorized Representative, the Existing Authorized Representative, the Borrower and the other Grantors have duly executed this Joinder Agreement to the Collateral Agreement as of the day and year first above written.

Additional Authorized Representative:

MUFG UNION BANK, N.A., AS 2016 TRUSTEE AND AUTHORIZED REPRESENTATIVE FOR THE HOLDERS OF THE 2026 SENIOR NOTES, AND AS ADDITIONAL AUTHORIZED REPRESENTATIVE,

By:	/s/ Fernando Moreyra
Name:	Fernando Moreyra
Title:	Vice President

Address for notices:

MUFG Union Bank, N.A.
1251 Avenue of the Americas, 19th Floor
New York, NY 10020

attention of: Fernando Moreyra

Facsimile: (646) 452-2000

Existing Authorized Representative:

MUFG UNION BANK, N.A., AS 2014 TRUSTEE AND AUTHORIZED REPRESENTATIVE FOR THE HOLDERS OF THE 2022 SENIOR NOTES,

By:	/s/ Fernando Moreyra
Name:	Fernando Moreyra
Title:	Vice President

JPMORGAN CHASE BANK, N.A., AS
COLLATERAL AGENT

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Executive Director

[Signature Page for Additional Authorized Representative Joinder Agreement]

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ASCEND HEALTH CORPORATION	UHS OF HAMPTON, INC.
ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.	UHS OF HARTGROVE, INC.
CCS/LANSING, INC.	UHS OF LAKESIDE, LLC
CHILDREN’S COMPREHENSIVE SERVICES, INC.	UHS OF OKLAHOMA, INC.
DEL AMO HOSPITAL, INC.	UHS OF PARKWOOD, INC.
FRONTLINE BEHAVIORAL HEALTH, INC.	UHS OF PENNSYLVANIA, INC.
LANCASTER HOSPITAL CORPORATION	UHS OF PROVO CANYON, INC.
MCALLEN MEDICAL CENTER, INC.	UHS OF PUERTO RICO, INC.
MERION BUILDING MANAGEMENT, INC.	UHS OF RIVER PARISHES, INC.
MERRIDELL ACHIEVEMENT CENTER, INC.	UHS OF SPRING MOUNTAIN, INC.
NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.	UHS OF TEXOMA, INC.
OAK PLAINS ACADEMY OF TENNESSEE, INC.	UHS OF TIMBERLAWN, INC.
PARK HEALTHCARE COMPANY	UHS OF TIMPANOGOS, INC.
PENNSYLVANIA CLINICAL SCHOOLS, INC.	UHS OF WESTWOOD PEMBROKE, INC.
PSI SURETY, INC.	UHS OF WYOMING, INC.
RIVER OAKS, INC.	UHS SAHARA, INC.
SOUTHEASTERN HOSPITAL CORPORATION	UHS-CORONA, INC.
SPARKS FAMILY HOSPITAL, INC.	UNITED HEALTHCARE OF HARDIN, INC.
STONINGTON BEHAVIORAL HEALTH, INC.	UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.
TEMECULA VALLEY HOSPITAL, INC.	UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
THE ARBOUR, INC.	VALLEY HOSPITAL MEDICAL CENTER, INC.
TWO RIVERS PSYCHIATRIC HOSPITAL, INC.	WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED
UHS CHILDREN’S SERVICES, INC.	WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.
UHS HOLDING COMPANY, INC.
UHS OF CORNERSTONE, INC.	By:	/s/ Steve Filton
UHS OF CORNERSTONE HOLDINGS, INC.	Name:	Steve Filton
UHS OF D.C., INC.	Title:	Vice President
UHS OF DELAWARE, INC.
UHS OF DENVER, INC.
UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.

[Signature Page for Additional Authorized Representative Joinder Agreement]

ABS LINCS SC, INC.	KIDS BEHAVIORAL HEALTH OF UTAH, INC.
ABS LINCS VA, INC.	LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.
ALLIANCE HEALTH CENTER, INC.	MICHIGAN PSYCHIATRIC SERVICES, INC.
ALTERNATIVE BEHAVIORAL SERVICES, INC.	NORTH SPRING BEHAVIORAL HEALTHCARE, INC.
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.	PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.
BHC ALHAMBRA HOSPITAL, INC.	PREMIER BEHAVIORAL SOLUTIONS, INC.
BHC BELMONT PINES HOSPITAL, INC.	PSYCHIATRIC SOLUTIONS, INC.
BHC FAIRFAX HOSPITAL, INC.	PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
BHC FOX RUN HOSPITAL, INC.	RAMSAY YOUTH SERVICES OF GEORGIA, INC.
BHC FREMONT HOSPITAL, INC.	RIVEREDGE HOSPITAL HOLDINGS, INC.
BHC HEALTH SERVICES OF NEVADA, INC.	SPRINGFIELD HOSPITAL, INC.
BHC HERITAGE OAKS HOSPITAL, INC.	SUMMIT OAKS HOSPITAL, INC.
BHC HOLDINGS, INC.	TEXAS HOSPITAL HOLDINGS, INC.
BHC INTERMOUNTAIN HOSPITAL, INC.	WINDMOOR HEALTHCARE INC.
BHC MONTEVISTA HOSPITAL, INC.	WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.
BHC PINNACLE POINTE HOSPITAL, INC.
BHC SIERRA VISTA HOSPITAL, INC.	By:	/s/ Steve Filton
BHC STREAMWOOD HOSPITAL, INC.	Name:	Steve Filton
BRENTWOOD ACQUISITION, INC.	Title:	Vice President
BRENTWOOD ACQUISITION - SHREVEPORT, INC.
BRYNN MARR HOSPITAL, INC.
CANYON RIDGE HOSPITAL, INC.
CALVARY CENTER, INC.
CEDAR SPRINGS HOSPITAL, INC.
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH
FORT LAUDERDALE HOSPITAL, INC.
FRN, INC.
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
H. C. CORPORATION
HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.
HAVENWYCK HOSPITAL INC.
HHC AUGUSTA, INC.
HHC CONWAY INVESTMENT, INC.
HHC DELAWARE, INC.
HHC INDIANA, INC.
HHC OHIO, INC.
HHC RIVER PARK, INC.
HHC SOUTH CAROLINA, INC.
HHC ST. SIMONS, INC.
HORIZON HEALTH AUSTIN, INC.
HORIZON HEALTH CORPORATION
HSA HILL CREST CORPORATION

[Signature Page for Additional Authorized Representative Joinder Agreement]

AIKEN REGIONAL MEDICAL CENTERS, LLC
DHP 2131 K ST, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
THE BRIDGEWAY, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BENTON, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF PHOENIX, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHS OF TUCSON, LLC
UHS SUB III, LLC
UHSD, LLC

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC
Its managing member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, Incorporated
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS KENTUCKY HOLDINGS, L.L.C.

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OKLAHOMA CITY LLC
UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P.
Its managing member

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DIAMOND GROVE CENTER, LLC
KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC
ROLLING HILLS HOSPITAL, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC
OCALA BEHAVIORAL HEALTH, LLC
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
ZEUS ENDEAVORS, LLC
WEKIVA SPRINGS CENTER, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC PROPERTIES, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC MESILLA VALLEY HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HOLLY HILL HOSPITAL, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

COLUMBUS HOSPITAL PARTNERS, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTHCARE, LLC

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KINGWOOD PINES HOSPITAL, LLC
HHC PENNSYLVANIA, LLC
HHC POPLAR SPRINGS, LLC
TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HICKORY TRAIL HOSPITAL, L.P.
NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SCHICK SHADEL OF FLORIDA, LLC

By: Horizon Health Hospital Services, LLC
Its sole member

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF NEW ORLEANS, LLC
UHSL, LLC

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
MAYHILL BEHAVIORAL HEALTH, LLC
PSYCHIATRIC REALTY, LLC
RR RECOVERY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF OREGON, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ABS LINCS KY, LLC
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

MILLWOOD HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its general partner

By: Psychiatric Solutions Hospitals, LLC
Its general partner

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHP LP

By: Island 77 LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEACH 77 LP

By: 2026 W. University Properties, LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]